UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

  Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2017

Inventure Foods, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-14556	86-0786101
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5415 East High Street, Suite 350, Phoenix, AZ	85054
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code (623) 932-6200

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐             Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐             Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐             Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐             Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company   ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 1.01.                                     Entry into a Material Definitive Agreement.

On May 15, 2017, Inventure Foods, Inc. (the “Company”) and certain of its subsidiaries (collectively with the Company, the “Borrowers”) entered into a First Amendment to Credit Agreement and Limited Waiver (the “ABL First Amendment”), effective as of May 12, 2017, with the lenders party thereto (the “Lenders”) and Wells Fargo Bank, National Association, as administrative agent (“Wells Fargo”), which amends the Credit Agreement, dated as of November 18, 2015, by and among the Borrowers, the Lenders, and Wells Fargo (as amended from time to time, the “ABL Credit Agreement”). Under the terms of the ABL First Amendment, the Lenders granted the Company an extension of the temporary waiver of the requirement under the ABL Credit Agreement to deliver audited financial statements without a going concern opinion from May 15, 2017 to July 17, 2017.  In addition, the terms of the ABL First Amendment provide for, among other things, (i) an increase in the Company’s Applicable Margin for Base Rate and Libor Rate Loans (as such terms are defined in the ABL Credit Agreement) effective May 1, 2017 by 100 basis points, (ii) additional financial and collateral reporting obligations and projection requirements, (iii) the immediate right of the Agent (as defined in the ABL Credit Agreement) or the Lenders under the ABL Credit Agreement to exercise all rights and remedies under the ABL Credit Agreement documents (in lieu of waiting until the earlier of ten business days after the date on which financial statements are required to be delivered for an applicable fiscal month), and (iv) the elimination of the right to issue curative equity.

The foregoing description of the ABL First Amendment does not purport to be complete and is qualified in its entirety by reference to the ABL First Amendment, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.                                        Financial Statements and Exhibits.

(d)          Exhibits

10.1                              First Amendment to Credit Agreement and Limited Waiver, dated as of May 12, 2017, by and among the Company and certain of its subsidiaries, as the borrowers, each of the lenders from time to time a party thereto, and Wells Fargo Bank, National Association, as the administrative agent for each member of the Lender Group and the Bank Product Providers (each as defined therein), as the sole arranger, and as the sole book runner.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Inventure Foods, Inc.
(Registrant)

Date:	May 16, 2017
/s/ Steve Weinberger
(Signature)
Steve Weinberger
Chief Financial Officer